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                                                                    EXHIBIT 10.7

                           D.E. FREY & COMPANY, INC.
                       1700 Lincoln Street, Suite 2200      Reg. Rep. ____Office
                               Denver, CO  80203

                       INDEPENDENT CONTRACTOR AGREEMENT


___________________________________________  Date of Agreement__________________
Name of Independent Contractor
                                             Number:____________________________
___________________________________________
Street Address

___________________________________________
City             State              Zip

     This Agreement is made by and between D.E. Frey & Company, Inc., a corporation organized and existing under the laws of Delaware (Company), and the person whose name appears above (Contractor).

                           Background Circumstances:

     The Company is engaged in business as a securities broker-dealer licensed and qualified to transact business pursuant to laws, statutes, rules, regulations and interpretations (collectively called Rules) promulgated by the Securities and Exchange Commission (SEC), the National Association of Securities Dealers, Inc. (NASD), and various other state, local and federal government agencies (Regulators). Contractor wishes to become affiliated with the Company as an independent contractor in order to effect securities transactions through the facilities of the Company and its clearing broker-dealer, or either of them.

     In consideration of the background circumstances and the following agreements, the undersigned parties agree as follows:

1.   Authority.

     (a) During the term hereof, the Company authorizes the Contractor, as an independent contractor, to represent it in securities transactions. Such representation shall be subject to all of the terms, conditions, and covenants contained in this Agreement, and is specifically limited to include only those activities that are approved and authorized by the Company as set forth on Exhibit A attached hereto and incorporated herein by this reference and those securities that the Contractor is qualified to deal in under applicable Rules.

     (b) The Contractor shall not solicit any securities until duly registered under applicable state and federal laws unless exempt from registration, and until any license or permit required by law has been obtained and is then in effect.

     (c) The Contractor shall not represent any other broker/dealer or issuer doing securities business unless agreed to in writing by the Company.
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     (d)  The Contractor shall have no power or authority to incur any indebtedness or liability of any kind in the name of the Company, nor have the power to bind the Company in any manner not specified in this contract.

2.   Independent Contractor.

     (a)  THE CONTRACTOR RECOGNIZES, UNDERSTANDS AND AGREES THAT:  (1) AS AN
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          INDEPENDENT CONTRACTOR, CONTRACTOR IS NOT ENTITLED TO UNEMPLOYMENT
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          INSURANCE BENEFITS UNLESS UNEMPLOYMENT COMPENSATION COVERAGE IS
          ---------------------------------------------------------------
          PROVIDED BY THE CONTRACTOR OR SOME OTHER ENTITY; (2) CONTRACTOR IS NOT
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          ENTITLED TO WORKERS' COMPENSATION BENEFITS; AND (3) CONTRACTOR IS
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          OBLIGATED TO PAY FEDERAL AND STATE INCOME TAX ON ANY MONEYS PAID
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          PURSUANT TO THE CONTRACT RELATIONSHIP.
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     (b)  Nothing herein shall be construed to create the relationship of employer and employee between the Company and the Contractor.

     (c) The Contractor, as an independent contractor, shall be free to determine, within the scope of this Agreement, the persons from whom to solicit business and the method, time, place and manner of the Contractor's performance, subject to compliance with all applicable Rules adopted by the SEC, NASD and Regulators, all as from time to time amended, and standard rules of procedures from time to time adopted by the Company.

     (d) In the course of the Contractor's business conduct, the Contractor shall in no manner represent to the public that any relationship, other than that of independent contractor, exists between the Company and the Contractor.

     (e) The Company enters into this Agreement for the sole purpose of retaining Contractor to engage in securities transactions. The Company has no right to control or direct the Contractor in the sales of securities, or as to the result to be accomplished by the work, or as to the details and means by which the result is accomplished, excepting that the Company shall have the responsibility and right to perform such supervisory overview as required by the Regulators and the Rules. The Company's compliance manual is intended solely to provide procedures reasonably designed to prevent violations of the Rules and is not intended to otherwise control or supervise the activities of Contractor. The Company shall also be permitted to issue such instructions as may be necessary to explain, clarify and, as required by Regulators, to ensure compliance with directives promulgated by the Regulators. Except for such provisions, the Contractor shall be completely free from the will and control of the Company.

3.   Procedures.

     (a) All customer account applications are subject to acceptance by the Company, and no transactions shall be deemed to be made until approved and executed by the Company or its clearing firm. The Company reserves the right in its sole discretion at any time to reject any and all applications transmitted to it by the Contractor and to refund to customers any payments made by them. If the Contractor has received commissions on such refunded payments, the Contractor agrees to repay such commissions to the Company, and the

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          Company is hereby authorized to deduct the amount thereof from commissions due or to become due the Contractor.

     (b) The Contractor will forward immediately to the Company all buy and sell orders for approved securities transactions solicited by the Contractor for the Company, together with any payment received by the contractor from the customer, without any deduction whatsoever and without commingling with the Contractor's own funds. In the event of the Contractor's failure to do so, all rights under this Agreement, including accrued and accruing commissions, shall immediately terminate at the Company's election.

     (c) The Contractor shall cause all checks or other orders for the payment of money received in connection with applications or orders to be made payable to such custodian bank, underwriter, issuer or broker-dealer as directed by the Company. The contractor shall not collect cash from the customer in payment of purchases or sales.

     (d) The Contractor shall not forward the Contractor's own funds to the Company for or on behalf of any customer or otherwise directly or indirectly furnish funds for any customer in connection with any purchase. The Contractor shall not directly or indirectly arrange for, or assist in arranging for, the extension or maintenance of credit to, for, or on behalf of any person in connection with the purchase of securities, other than in a margin account carried by the Company or one of its correspondents in compliance with Regulation T of the Federal Reserve Board.

4.   Commissions.

     (a) Compensation payable to Contractor shall be determined solely on the basis of a written agreement entered into between the Branch Office manager and me. Such compensation shall be paid from Office Income, as hereinafter defined. All income derived from Branch Office operations, including brokerage commissions, investment advisory compensation, and all other income relating to the securities business (the "Office Income") shall be routed through the Company and shall not be under the direct or indirect control of the Branch Office or manager of the Branch Office.

     (b) Notwithstanding section 4(a), the Company shall retain certain amounts from Contractor's personal production, for purposes of covering the costs of due diligence, compliance and legal counsel in connection with operation of the Branch Office in which Contractor conducts his activities; provided, however, that such monthly fee shall be phased in as set forth on Exhibit B attached hereto and incorporated herein by reference.

     (c) The Company retains a certain percentage from the production generated by Contractor. The percentage retained shall fluctuate per increment of monthly production for contractor as set forth on Exhibit C attached hereto and incorporated herein by this reference.

     (d) Contractor is required to carry errors and omissions insurance and premiums for such insurance shall be deducted from contractor's production as set forth on Exhibit D attached hereto and incorporated herein by this reference.

     (e) Unless otherwise agreed in writing, any payment made to or for the account of the Contractor in excess of commissions actually earned shall be repayable on demand or

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          immediately upon termination of this Agreement and shall be a first lien upon any funds which, for any reason, then or thereafter become due to the contractor by the Company. The Contractor shall have no right to assign or otherwise encumber the Contractor's right to receive commissions without the express written consent of the Company.

     (f) Except as subsequently provided in this Agreement, the Contractor shall have no right to receive commissions after ceasing to be a sales representative of the Company except as to cash sales or open account sales made before that time, but when and only to the extent that payment has been received by the Company.

     (g) The Company will, from time to time, furnish to the Contractor a statement of the Contractor's account showing earnings and payments made, the balance due from the Company or the amount of any balance due from the Contractor to the Company. The Contractor agrees to notify the company in writing within 30 days of any disagreement with such statement in any respect.

     (h) The Contractor agrees to repay the Company for any losses incurred by it as a result of losses incurred in the Contractor's customer accounts.

5.   Sales Practices.

     (a) The Contractor, in making solicitations, shall not take or recommend any action which the Contractor may have reason to believe is not in the best interests of the client or customer. The Contractor will not make any untrue statement or misrepresentation, or omit any material facts concerning the securities involved, and will comply in all respects with the Company's compliance procedures, applicable rules of the NASD, and with applicable Rules adopted by the SEC, NASD and Regulators and modifications and supplements thereto, with respect to securities transactions.

     (b) The Contractor shall make no written or oral representations concerning the approved products offered for sale by the Company except those contained in the current prospectuses and supplementary sales literature authorized by the Company. The Contractor shall not solicit business through mailings or advertisements or other media unless the contents thereof have previously been examined and approved by the Company.

     (c) The Contractor shall prepare and maintain such records as will comply with applicable securities laws and Company policies and procedures and shall open such records to inspection and review by the Company as it shall deem advisable from time to time.

     (d) The Company's compliance manual contains the operational rules and regulations required by the rules and Regulators. The Contractor acknowledges receipt of the manual and agrees to follow the procedures and requirements contained therein, as amended from time to time. Failure to comply with the provisions of the manual constitutes a material breach of this Agreement. The Company manual, as published, and as modified and amended from time to time, is incorporated into this contract by reference as though fully set out.

     (e) Full and complete disclosure of Contractor's other business interests is set forth on Exhibit E attached hereto and incorporated into this contract by reference as though fully set out.

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6.  General Provisions.

     (a) Nothing in this Agreement shall be interpreted as relieving either party from its obligations to comply with all applicable securities laws of the United States, the laws of the states in which either or both parties are or may be registered or licensed or that may be applicable to any particular transaction, or the Rules of the SEC, NASD or any other Regulator with which the parties are, or may be required to be, registered.

     (b) The terms, conditions and covenants contained in this Agreement comprise the entirety of the agreement between the parties to this instrument. All understandings, either oral or in writing, that have previously existed or been reached prior to or simultaneously with the acceptance by the Company of this Agreement, are expressly abrogated and superseded by the terms, conditions, and covenants herein contained. This Agreement may not be modified except in writing jointly executed by the parties.

     (c) The parties agree that any dispute or claim arising out of the terms of this Agreement shall be submitted to binding arbitration and settled in accordance with the Code of Arbitration Procedure of the NASD. Any arbitration, legal suit or other proceeding arising out of or relating in any way to this Agreement shall be instituted and held in Denver, Colorado. The construction and interpretation of this Agreement shall be determined in accordance with the laws of the State of Colorado, including the arbitration law of the State of Colorado, and its provisions prohibiting the award of punitive damages in arbitration. The prevailing party may be awarded attorneys' fees and costs. Contractor waives any objection that Contractor now has or might subsequently make to such laying of venue.

     (d) This Agreement shall take effect on the date of the execution thereof and shall not be deemed accepted by the Company until and unless subscribed with the signature of a duly authorized officer thereof.
          In the event that any provisions of this Agreement are held to be in contravention of any laws or rulings presently in force or hereinafter existing, such provisions may be deemed to be void. In such event, however, no other provision of this Agreement shall be deemed affected by such holding.

     (e) The Contractor shall not, either during the period of this Agreement or subsequent to discharge of the Contractor, directly or indirectly, communicate or divulge to or use for the benefit of the Contractor or any other person, firm or corporation, the names of customers of the Company or any other confidential information or data that may have been communicated to or acquired by the Contractor by virtue of this Agreement, or use any information acquired by the Contractor during the period of this Agreement or subsequent to termination. The Contractor will not induce any person to terminate an agreement with the Company, and will not make, or solicit, or recommend the making of unwarranted claims against the Company. The Contractor further agrees that following termination from the Company, or in contemplation thereof, the Contractor will not solicit or recommend the sale, surrender, or redemption of securities that are underwritten, distributed, or managed by affiliates of the Company, and that the Contractor will not cause or attempt to cause the owner or holder of such securities to cease performance of any investment programs related to them.

     (f) The Company shall not be responsible for the Contractor's expenses of any type, including, but not limited to, dues and registration fees, bonding, transportation, office, secretarial,

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          postage, advertising, telephone charges, and other expenses incidental to the Contractor's solicitation of business.

     (g) Contractor shall reimburse the Company for all losses and charges incurred due to the actions of Contractor's customers, including, but not limited to, sell-outs, buy-ins, reneges, late charges and extensions. Contractor specifically authorizes the Company to withhold from commissions amounts reasonably estimated by the Company to be sufficient or necessary to indemnify the Company hereunder or to secure any indebtedness of the Contractor to the Company. Contractor also grants a security interest to the Company in any brokerage or other account held by the Company in the name of, the joint name of, or for the benefit of Contractor, to secure any indebtedness of the Contractor to the Company.

     (h) This Agreement is not assignable or transferable by the Contractor, and no rights, interests or benefits accruing to Contractor shall be subject to assignment or transfer without the written consent of the Company.

     (i) The Contractor shall indemnify and save the Company and its agents, affiliates, successors and assigns harmless from any and all expenses, costs, causes of action and damages resulting from or growing out of unauthorized acts or transactions by the Contractor.

7.   Termination.

     (a) This Agreement may be terminated at any time by either party upon written notice to the other given 10 business days in advance, and may be terminated immediately by the Company for cause. Notice of any such termination shall be deemed to be given on the day mailed or delivered. If mailed to the Company, it shall be addressed to the principal office of the Company, 1700 Lincoln Street, Suite 2200, Denver, CO 80203, and if mailed to the Contractor, shall be addressed to the Contractor's last known address as shown on the records of the Company.

     (b) Upon termination of this Agreement as previously provided, the account of the Contractor with the Company shall be settled within 45 days. The Company shall furnish the Contractor by ordinary mail a statement of the Contractor's account as of the effective date of the termination, showing the balance due the Contractor from the Company, or the amount of the Contractor's indebtedness to the Company, as the case may be. The Contractor agrees, within 15 days thereafter, to notify the Company in writing of any objection or exception that the Contractor may have to the statement, setting forth the specific grounds of the Contractor's objection and the particular items involved. If the Contractor fails to give the required notice within 15 days, the Contractor shall be deemed to have waived all rights to any claim based upon such objection or exception. If a balance is due the Contractor from the Company, the Company shall remit the amount of said balance to the Contractor. If the Contractor is indebted to the Company, the Company has the right to offset such indebtedness against amounts otherwise payable to the Contractor by the Company. If any amounts payable to Contractor are insufficient to cover Contractor's outstanding indebtedness to the Company, the Contractor shall forthwith remit the amount of such indebtedness to the Company, and if the indebtedness is not paid within 30 days, interest shall accrue at the rate of 6% per annum, or at such rate provided for in any instrument evidencing such indebtedness, and the Contractor agrees to pay the Company's reasonable attorneys' fees and costs incurred in collection of the account.

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     (c)  Upon notice of termination of this Agreement by the Contractor or the
          Company, all supplies and equipment furnished by the Company and all original records, holding pages, customer and client lists, accounts, holding pages and similar records, files and manuals furnished by the Company shall be surrendered to the Company and remain the property of the Company as valuable, special and unique assets that constitute trade secrets owned exclusively by the Company. Notwithstanding anything to the contrary, Contractor may retain a duplicate copy of such client lists, books, records, documents and other information for Contractor's personal use and client development.

     IN WITNESS WHEREOF, the parties hereto have executed the foregoing
Agreement.



_________________________________________________  Date:_______________________
Independent Contractor



D.E. FREY & COMPANY, INC.


By:______________________________________________  Date:_______________________

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